DOWNEY FINANCIAL CORP.
-------------------------------
NEWS RELEASE                                    For further information contact:
                                                    Thomas E. Prince
                                                    Chief Financial Officer
                                                    (949)509-4440


                    DOWNEY ANNOUNCES SECOND QUARTER EARNINGS

     Newport Beach,  California - July 17, 2002 - Downey Financial Corp.  (NYSE:
DSL) reported that net income for the second quarter of 2002 totaled $20.3 million or $0.72 per share on a diluted basis, compared to $33.4 million or $1.18 per share in the year-ago second quarter.

     For the first six months of 2002, net income totaled $57.6 million or $2.04 per share on a diluted basis, compared to $59.3 million or $2.09 per share for the first six months of 2001.

     Both the current quarter and year-to-date results were adversely impacted by additions to the valuation allowance for mortgage servicing rights, as the fair value of those rights declined during the quarter due to an approximate 60 basis point decline in long-term interest rates. As previously disclosed, mortgage servicing rights are not hedged. The pre-tax addition in the current quarter was $15.7 million, up from $2.4 million in the year-ago second quarter; bringing the year-to-date addition to $16.1 million, compared to $10.7 million a year ago. The decline in long-term interest rates resulted in an increase in the projected rate at which loans serviced for others are expected to prepay thereby shortening their expected average life. In addition, the decline in long-term interest rates also reduced the expected value of associated custodial accounts. At June 30, 2002, loans serviced for others totaled $7.0 billion and the net value of mortgage servicing rights totaled $60 million, net of a valuation allowance of $21 million.

     Daniel D. Rosenthal, President and Chief Executive Officer commented, "Not only was our second quarter adversely impacted by the required increase to our valuation allowance for mortgage servicing rights, but it was also negatively impacted by a decline in our effective interest rate spread or net interest margin. During the quarter, our cost of funds continued to decline but at a more moderate pace, while our loan yields fell more rapidly. The more rapid decline in loan yields was due to the repricing lag of our adjustable rate mortgages, which reflected the faster decline in the cost of funds index earlier in the year."

     Commenting further on the second quarter results, Mr. Rosenthal stated, "We were encouraged, however, by several positive trends during the quarter. First, our production of single family loans for portfolio was up 12% from this year's first quarter level and 35% higher than a year ago. That increased production more than offset continued high prepayments and resulted in our residential portfolio growing almost 3% over the last three months. While more growth would have been preferred, given our strong capital position, we were encouraged that our growth was higher than recent quarters in spite of the continuation of a low interest rate environment and borrower preference for fixed rate mortgages.

     Second, our deposits increased, which more than offset the first quarter decline and represented our primary funding source for the growth in loans. And third, our asset quality improved as reflected by a decline of 11% in non-performing assets. This improvement resulted in a reversal of some of the provision for loan losses recorded in the first quarter of this year. Our allowance for loan losses as a percent of non-performing loans increased during the quarter from 45.6% to 51.3%."

     Net interest income totaled $75.1 million in the second quarter of 2002, down $1.1 million or 1.5% between second quarters. The decrease reflected both a lower effective interest rate spread and lower earning asset levels. The effective interest rate spread averaged 2.86% in the second quarter, below 2.89% a year ago; while earning assets averaged $10.5 billion, slightly below the year-ago level. For the first six months of 2002, net interest income totaled $155.1 million, up $2.7 million or 1.7% from a year ago.

     During the current quarter, $1.1 million of provision for loan losses was reversed, while in the year-ago quarter provision for loan losses totaled $0.4 million. The allowance for loan losses was $36 million at June 30, 2002, essentially unchanged from year-end 2001. Net charge-offs totaled $0.4 million in the second quarter of 2002, up slightly from $0.2 million a year ago. Provision for loan losses was $0.3 million and net charge-offs were $0.6 million for the first six months of 2002. That compares to a provision for loan losses of $0.5 million and net charge-offs of $0.6 million in the year-ago period.

     Total other income was $4.1 million in the second quarter of 2002, down $18.2 million from a year ago. The loss from loan servicing activity increased $12.7 million from the year-ago quarter due primarily to the larger addition to the valuation allowance for mortgage servicing rights noted above. Net gains from the sale of loans and mortgage servicing rights totaled $6.9 million but were $2.7 million lower than a year ago, as fewer loans were sold. Loan and deposit related fees declined by $2.7 million due primarily to a $3.3 million decline in loan prepayment fees. Partially offsetting those declines was a $0.3 million increase in income from real estate held for investment. For the first six months of 2002, total other income was $35.5 million, up $7.2 million from a year-ago.

     Operating expense totaled $45.1 million in the current quarter, up $5.0 million or 12.4% from the second quarter of 2001 because of higher general and administrative expense. The increase was primarily due to higher costs associated with the increased number of branch locations and higher loan origination activity. For the first six months of 2002, operating expense totaled $90.4 million, up $13.0 million from the same period of 2001.

     Single family loan originations totaled $2.179 billion in the second quarter of 2002, up 2.7% from the $2.122 billion originated in the second quarter of 2001. Of the current quarter total, $1.114 billion represented originations of loans for portfolio, of which $150 million represented subprime credits. At quarter end, the subprime portfolio totaled $1.4 billion, with an average loan-to-value ratio at origination of 75% and, of the total, 83% represented "A-" credits, an improvement from 79% at year-end 2001. In addition to single family loans, $120 million of other loans were originated in the quarter.
     At June 30, 2002, assets totaled $11.1 billion, up 2.8% from a year ago, while deposits totaled $8.7 billion, down 3.9% from the year-ago level. During the quarter, four new in-store branches were opened, increasing total branches to 148, of which 78 were in-store. At quarter end, the average deposit size of our traditional branches was $105 million, while the average deposit size of our in-store branches was $17 million ($20 million excluding the 15 new in-store branches opened within the past 12 months).
     Non-performing assets declined $10 million during the quarter to $83 million or 0.75% of total assets.

     At June 30, 2002, Downey Financial Corp.'s primary subsidiary, Downey Savings and Loan Association, F.A., had core and tangible capital ratios of 7.51% and a risk-based capital ratio of 15.16%. These capital levels were well above the "well capitalized" standards of 5% and 10%, respectively, as defined by regulation.

     Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Downey's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Downey conducts its operations, fluctuations in interest rates, credit quality and government regulation.

     For further information contact: Thomas E. Prince, Executive Vice President and Chief Financial Officer at (949)509-4440.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES

                           Consolidated Balance Sheets


                                                                                     June 30,     December 31,      June 30,
(Dollars in Thousands, Except Per Share Data)                                          2002           2001            2001
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash ..........................................................................   $    117,788   $    106,079    $    110,932
Federal funds .................................................................         16,401         37,001          35,600
------------------------------------------------------------------------------------------------------------------------------
    Cash and cash equivalents .................................................        134,189        143,080         146,532
U.S. Treasury securities, agency obligations and other investment securities
    available for sale, at fair value .........................................        292,832        402,355         262,835
Municipal securities held to maturity, at amortized cost (estimated fair value of $6,373 at June 30, 2002 and December 31, 2001 and
    $6,534 at June 30, 2001) ..................................................          6,387          6,388           6,550
Mortgage loans purchased under resale agreements ..............................           --             --            40,000
Loans held for sale, at lower of cost or fair value ...........................        381,465        499,024         376,560
Mortgage-backed securities available for sale, at fair value ..................         58,122        118,981           5,234
Loans receivable held for investment ..........................................      9,846,446      9,514,408       9,599,419
Investments in real estate and joint ventures .................................         40,283         38,185          19,950
Real estate acquired in settlement of loans ...................................         13,528         15,366           8,366
Premises and equipment ........................................................        113,417        111,762         104,591
Federal Home Loan Bank stock, at cost .........................................        114,452        113,139         110,036
Mortgage servicing rights, net ................................................         59,771         56,895          42,142
Other assets ..................................................................         69,311         85,447          99,701
------------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 11,130,203   $ 11,105,030    $ 10,821,916
==============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits ......................................................................   $  8,690,558   $  8,619,566    $  9,040,064
Federal Home Loan Bank advances and other borrowings ..........................      1,413,607      1,522,712         892,764
Accounts payable and accrued liabilities ......................................         64,614         67,431          55,642
Deferred income taxes .........................................................         54,118         41,425          32,727
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities .........................................................     10,222,897     10,251,134      10,021,197
------------------------------------------------------------------------------------------------------------------------------

Company obligated mandatorily redeemable capital securities of subsidiary trust holding solely junior subordinated debentures of the Company
    ("Capital Securities") ....................................................        120,000        120,000         120,000

STOCKHOLDERS' EQUITY
Preferred stock, par value of $0.01 per share; authorized 5,000,000 shares;
    outstanding none ..........................................................           --             --              --
Common stock, par value of $0.01 per share; authorized 50,000,000 shares;
    outstanding 28,235,022 shares at June 30, 2002, 28,213,048 shares
    at December 31, 2001 and 28,211,048 shares at June 30, 2001 ...............            282            282             282
Additional paid-in capital ....................................................         93,792         93,400          93,374
Accumulated other comprehensive income (loss) .................................            236           (239)          2,394
Retained earnings .............................................................        692,996        640,453         584,669
------------------------------------------------------------------------------------------------------------------------------
    Total stockholders' equity ................................................        787,306        733,896         680,719
------------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 11,130,203   $ 11,105,030    $ 10,821,916
==============================================================================================================================

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES

                        Consolidated Statements of Income

                                                                             Three Months Ended              Six Months Ended
                                                                                  June 30,                        June 30,
                                                                         --------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)                               2002            2001            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans receivable ....................................................    $148,448        $203,820        $308,725        $416,582
U.S. Treasury securities and agency obligations .....................       2,163           4,122           5,196           8,532
Mortgage-backed securities ..........................................         942              87           2,216             215
Other investments ...................................................       1,872           3,206           3,686           5,872
---------------------------------------------------------------------------------------------------------------------------------
   Total interest income ............................................     153,425         211,235         319,823         431,201
---------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits ............................................................      60,397         114,386         128,756         229,187
Borrowings ..........................................................      14,859          17,562          29,912          43,524
Capital securities ..................................................       3,041           3,041           6,082           6,082
---------------------------------------------------------------------------------------------------------------------------------
   Total interest expense ...........................................      78,297         134,989         164,750         278,793
---------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME .................................................      75,128          76,246         155,073         152,408
PROVISION FOR (REDUCTION OF) LOAN LOSSES ............................      (1,106)            431             341             483
---------------------------------------------------------------------------------------------------------------------------------
   Net interest income after provision for (reduction of) loan losses      76,234          75,815         154,732         151,925
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME, NET
Loan and deposit related fees .......................................      11,396          14,136          22,914          24,366
Real estate and joint ventures held for investment, net .............       1,016             692           4,013           1,692
Secondary marketing activities:
   Loan servicing loss, net .........................................     (15,617)         (2,898)        (16,205)        (11,083)
   Net gains on sales of loans and mortgage-backed securities .......       6,896           8,962          23,097          11,149
   Net gains on sales of mortgage servicing rights ..................          12             671             306             671
Net gains on sales of investment securities .........................          19             114             209             239
Other ...............................................................         380             606           1,121           1,262
---------------------------------------------------------------------------------------------------------------------------------
   Total other income, net ..........................................       4,102          22,283          35,455          28,296
---------------------------------------------------------------------------------------------------------------------------------
Operating expense
Salaries and related costs ..........................................      28,315          24,646          57,752          47,917
Premises and equipment costs ........................................       7,754           6,042          14,887          12,085
Advertising expense .................................................       1,582           1,127           2,626           2,303
Professional fees ...................................................         233           1,604             797           2,181
SAIF insurance premiums and regulatory assessments ..................         762             741           1,548           1,473
Other general and administrative expense ............................       6,350           5,973          12,561          11,312
---------------------------------------------------------------------------------------------------------------------------------
   Total general and administrative expense .........................      44,996          40,133          90,171          77,271
---------------------------------------------------------------------------------------------------------------------------------
Net operation of real estate acquired in settlement of loans ........          27            (106)            (31)           (108)
Amortization of excess cost over fair value of branch acquisitions ..         114             114             225             228
---------------------------------------------------------------------------------------------------------------------------------
   Total operating expense ..........................................      45,137          40,141          90,365          77,391
---------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES ..........................................      35,199          57,957          99,822         102,830
Income taxes ........................................................      14,890          24,502          42,199          43,511
---------------------------------------------------------------------------------------------------------------------------------
   NET INCOME .......................................................    $ 20,309        $ 33,455        $ 57,623        $ 59,319
=================================================================================================================================
PER SHARE INFORMATION
BASIC ...............................................................    $   0.72        $   1.18        $   2.04        $   2.10
=================================================================================================================================
DILUTED .............................................................    $   0.72        $   1.18        $   2.04        $   2.09
=================================================================================================================================
CASH DIVIDENDS DECLARED AND PAID ....................................    $   0.09        $   0.09        $   0.18        $   0.18
=================================================================================================================================
Weighted average diluted shares outstanding .........................  28,284,493      28,271,014      28,277,833      28,273,099
=================================================================================================================================

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                             Selected Financial Data
                  (Dollars in Thousands, Except Per Share Data)

                                                       Three Months Ended             Six Months Ended
                                                            June 30,                       June 30,
                                                  ---------------------------    ----------------------------
                                                      2002            2001            2002            2001
                                                  -----------     -----------     -----------     -----------
NET INCOME (LOSS) BY BUSINESS SEGMENT
Banking .......................................   $    19,724     $    33,619     $    55,281     $    58,928
Real estate investment ........................           585            (164)          2,342             391
                                                  -----------     -----------     -----------     -----------
     Total net income .........................   $    20,309     $    33,455     $    57,623     $    59,319
                                                  ===========     ===========     ===========     ===========

SELECTED FINANCIAL RATIOS
Effective interest rate spread ................          2.86%           2.89%           2.95%           2.88%
Efficiency ratio (a) ..........................         57.54           41.07           48.40           43.22
Return on average assets ......................          0.75            1.22            1.06            1.08
Return on average equity ......................         10.47           20.15           15.13           18.26

ASSET ACTIVITY
Loans for investment portfolio (b):
     Originations:
       Residential one-to-four units ..........   $   964,100     $   716,003     $ 1,849,195     $ 1,222,065
       Residential one-to-four units-- subprime       149,822         109,542         257,156         244,585
       All other ..............................       119,970          43,492         165,722          72,456
     Repayments ...............................      (950,438)     (1,095,547)     (1,893,249)     (1,800,663)
Loans originated for sale (b) .................     1,065,360       1,296,877       2,331,790       2,093,678

Increase (decrease) in loans
    (including mortgage-backed securities) ....       197,920        (291,009)        153,620        (103,140)

Increase (decrease) in assets .................       217,202        (209,186)         25,173         (71,947)

Increase in deposits ..........................        91,668         331,789          70,992         957,375

Increase (decrease) in borrowings .............        93,221        (564,427)       (109,105)     (1,085,808)

                                                     June 30,     December 31,     June 30,
                                                       2002           2001           2001
                                                   ------------   ------------   ------------
CAPITAL RATIOS (BANK ONLY)
Tangible ......................................         7.51%          7.10%          6.95%
Core ..........................................         7.51           7.10           6.95
Risk-based ....................................        15.16          14.53          13.84

BOOK VALUE PER SHARE ..........................       $27.88         $26.01         $24.13

NUMBER OF BRANCHES INCLUDING IN-STORE LOCATIONS          148            137            129

(a) The amount of general and administrative expense incurred for each $1 of net interest income plus other income, except for income associated with real estate held for investment and securities gains or losses.

(b)  Included minor amounts of loans purchased.

Certain prior period amounts have been reclassified to conform to the current period presentation.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)


                                                                         Three Months Ended June 30,
                                                 -------------------------------------------------------------------------
                                                                2002                                   2001
                                                 -------------------------------------------------------------------------
                                                                            Average                                Average
                                                   Average                   Yield/      Average                    Yield/
AVERAGE BALANCE SHEET DATA                         Balance      Interest      Rate       Balance      Interest       Rate
--------------------------------------------------------------------------------------------------------------------------
Interest-earning assets:
    Loans .....................................  $10,035,071    $148,448      5.92%    $10,057,634    $203,820       8.11%
    Mortgage-backed securities ................       80,873         942      4.66           5,651          87       6.16
    Investment securities .....................      385,738       4,035      4.20         501,169       7,328       5.86
--------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets ...........   10,501,682     153,425      5.84      10,564,454     211,235       8.00
Non-interest-earning assets ...................      391,884                               362,519
--------------------------------------------------------------------------------------------------------------------------
    Total assets ..............................  $10,893,566                           $10,926,973
==========================================================================================================================
Transaction accounts:
    Non-interest-bearing checking .............  $   295,568    $   --        --  %    $   296,370    $   --         --  %
    Interest-bearing checking (a) .............      425,609         329      0.31         408,931         499       0.49
    Money market ..............................      113,231         503      1.78          89,960         629       2.80
    Regular passbook ..........................    2,962,758      18,543      2.51         875,580       7,515       3.44
--------------------------------------------------------------------------------------------------------------------------
      Total transaction accounts ..............    3,797,166      19,375      2.05       1,670,841       8,643       2.07
Certificates of deposit .......................    4,763,479      41,022      3.45       7,102,427     105,743       5.97
--------------------------------------------------------------------------------------------------------------------------
    Total deposits ............................    8,560,645      60,397      2.83       8,773,268     114,386       5.23
Borrowings ....................................    1,299,644      14,859      4.59       1,241,535      17,562       5.67
Capital securities ............................      120,000       3,041     10.14         120,000       3,041      10.14
--------------------------------------------------------------------------------------------------------------------------
    Total deposits, borrowings and capital
      securities ..............................    9,980,289      78,297      3.15      10,134,803     134,989       5.34
Other liabilities .............................      137,644                               128,086
Stockholders' equity ..........................      775,633                               664,084
--------------------------------------------------------------------------------------------------------------------------
   Total liabilities and stockholders' equity    $10,893,566                           $10,926,973
==========================================================================================================================
Net interest income/interest rate spread ......                 $ 75,128      2.69%                   $ 76,246       2.66%
Excess of interest-earning assets over
    deposits, borrowings and capital securities  $   521,393                           $   429,651
Effective interest rate spread ................                               2.86                                   2.89
==========================================================================================================================

                                                                          Six Months Ended June 30,
                                                 -------------------------------------------------------------------------
                                                                2002                                   2001
                                                 -------------------------------------------------------------------------
                                                                            Average                                Average
                                                   Average                   Yield/      Average                    Yield/
AVERAGE BALANCE SHEET DATA                         Balance      Interest      Rate       Balance      Interest       Rate
--------------------------------------------------------------------------------------------------------------------------
Interest-earning assets:
    Loans .....................................  $10,004,439    $308,725      6.17%    $10,119,289    $416,582       8.23%
    Mortgage-backed securities ................       93,624       2,216      4.73           6,706         215       6.41
    Investment securities .....................      425,093       8,882      4.21         466,097      14,404       6.23
--------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets ...........   10,523,156     319,823      6.08      10,592,092     431,201       8.14
Non-interest-earning assets ...................      395,186                               358,203
--------------------------------------------------------------------------------------------------------------------------
    Total assets ..............................  $10,918,342                           $10,950,295
==========================================================================================================================
Transaction accounts:
    Non-interest-bearing checking .............  $   290,362    $   --        --  %    $   271,308        --         --  %
    Interest-bearing checking (a) .............      425,386         744      0.35         402,707       1,132       0.57
    Money market ..............................      111,973       1,010      1.82          89,610       1,254       2.82
    Regular passbook ..........................    2,702,876      33,936      2.53         821,264      13,943       3.42
--------------------------------------------------------------------------------------------------------------------------
      Total transaction accounts ..............    3,530,597      35,690      2.04       1,584,889      16,329       2.08
Certificates of deposit .......................    5,011,329      93,066      3.75       6,988,021     212,858       6.14
--------------------------------------------------------------------------------------------------------------------------
    Total deposits ............................    8,541,926     128,756      3.04       8,572,910     229,187       5.39
Borrowings ....................................    1,362,761      29,912      4.43       1,478,807      43,524       5.94
Capital securities ............................      120,000       6,082     10.14         120,000       6,082       10.14
--------------------------------------------------------------------------------------------------------------------------
    Total deposits, borrowings and capital
      securities ..............................   10,024,687     164,750      3.31      10,171,717     278,793       5.53
Other liabilities .............................      131,862                               128,837
Stockholders' equity ..........................      761,793                               649,741
--------------------------------------------------------------------------------------------------------------------------
   Total liabilities and stockholders' equity    $10,918,342                           $10,950,295
==========================================================================================================================
Net interest income/interest rate spread ......                 $155,073      2.77%                   $152,408       2.61%
Excess of interest-earning assets over
    deposits, borrowings and capital securities  $   498,469                           $   420,375
Effective interest rate spread ................                               2.95                                   2.88
==========================================================================================================================

(a)  Included amounts swept into money market deposit accounts.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)


                                                    Three Months Ended         Six Months Ended
                                                          June 30,                 June 30,
                                                   ---------------------     ---------------------
                                                     2002         2001         2002         2001
                                                   --------     --------     --------     --------
LOAN AND DEPOSIT RELATED FEES
Loan related fees:
     Prepayment fees ...........................   $  4,140     $  7,455     $  8,826     $ 11,980
     Other fees ................................      1,992        2,251        4,159        4,030
Deposit related fees:
     Automated teller machine fees .............      1,668        1,650        3,211        3,183
     Other fees ................................      3,596        2,780        6,718        5,173
                                                   --------     --------     --------     --------
       Total loan and deposit related fees .....   $ 11,396     $ 14,136     $ 22,914     $ 24,366
                                                   ========     ========     ========     ========

LOAN SERVICING INCOME (LOSS), NET
Income from servicing operations ...............   $  3,349     $  1,752     $  6,037     $  3,975
Amortization of MSRs ...........................     (3,253)      (2,299)      (6,169)      (4,362)
Provision for impairment .......................    (15,713)      (2,351)     (16,073)     (10,696)
                                                   --------     --------     --------     --------
     Total loan servicing loss, net ............   $(15,617)    $ (2,898)    $(16,205)    $(11,083)
                                                   ========     ========     ========     ========

MORTGAGE SERVICING RIGHTS ACTIVITY
Gross balance at beginning of period ...........   $ 74,914     $ 49,323     $ 65,630     $ 46,214
Additions ......................................     10,156       13,403       25,153       18,797
Amortization ...................................     (3,253)      (2,299)      (6,169)      (4,362)
Sales of mortgage servicing rights .............       --         (2,328)         (35)      (2,328)
Impairment write-down ..........................       (717)      (2,251)      (3,479)      (2,473)
                                                   --------     --------     --------     --------
Gross balance at end of period .................     81,100       55,848       81,100       55,848
                                                   --------     --------     --------     --------

Allowance balance at beginning of period .......      6,333       13,606        8,735        5,483
Provision for impairment .......................     15,713        2,351       16,073       10,696
Impairment write-down ..........................       (717)      (2,251)      (3,479)      (2,473)
                                                   --------     --------     --------     --------
Allowance balance at end of period .............     21,329       13,706       21,329       13,706
                                                   --------     --------     --------     --------
     Total mortgage servicing rights, net ......   $ 59,771     $ 42,142     $ 59,771     $ 42,142
                                                   ========     ========     ========     ========

Estimated fair value (a) .......................   $ 59,771     $ 42,142     $ 59,771     $ 42,142
Weighted average expected life (in months) .....         61           79           61           79
Custodial account earnings rate ................       3.82%        3.60%        3.82%        3.60%
Weighted average discount rate .................       9.10         9.26         9.10         9.26


                                                    June 30,    December 31,   June 30,
                                                      2002          2001         2001
                                                  -----------   -----------  ------------
MORTGAGE LOANS SERVICED FOR OTHERS
Total .........................................   $6,962,403    $5,805,811    $5,056,120
With capitalized mortgage servicing rights (a):
     Amount ...................................    6,807,306     5,379,513     4,456,822
     Weighted average interest rates ..........         6.80%         6.97%         7.29%

Custodial escrow balances .....................   $   13,044    $   10,596    $    9,924

(a) The estimated fair value may exceed book value for certain asset strata and excluded loans sold or securitized prior to 1996 without capitalized mortgage servicing rights.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)

                                                          June 30,      December 31,      June 30,
                                                            2002            2001            2001
                                                        -----------     -----------     -----------
LOANS HELD FOR INVESTMENT
Loans secured by real estate:
  Residential one-to-four units .....................   $ 8,122,908     $ 7,699,061     $ 7,506,027
  Residential one-to-four units-- subprime ..........     1,417,915       1,506,719       1,701,558
                                                        -----------     -----------     -----------
    Total residential one-to-four units .............     9,540,823       9,205,780       9,207,585
  Residential five or more units ....................         8,727          11,179          18,823
  Commercial real estate ............................        81,722         112,509         157,749
  Construction ......................................       124,318          84,942          99,261
  Land ..............................................        62,182          22,028          21,283
Non-mortgage:
  Commercial ........................................        17,371          22,017          21,648
  Automobile ........................................        17,667          24,529          32,594
  Other consumer ....................................        50,101          50,908          56,096
                                                        -----------     -----------     -----------
    Total loans held for investment .................     9,902,911       9,533,892       9,615,039
Increase (decrease) for:
  Undisbursed loan funds and net deferred costs
    and premiums ....................................       (20,631)         16,636          18,681
  Allowance for losses ..............................       (35,834)        (36,120)        (34,301)
                                                        -----------     -----------     -----------
    Total loans held for investment, net ............   $ 9,846,446     $ 9,514,408     $ 9,599,419
                                                        ===========     ===========     ===========

LOANS HELD FOR SALE, NET
Residential one-to-four units .......................   $   379,796     $   509,350     $   376,755
Capitalized basis adjustment (a) ....................         1,669         (10,326)           (195)
                                                        -----------     -----------     -----------
  Total loans held for sale .........................   $   381,465     $   499,024     $   376,560
                                                        ===========     ===========     ===========

DELINQUENT LOANS
30-59 days ..........................................   $    31,729     $    32,859     $    26,991
60-89 days ..........................................         9,914          22,048          13,866
90+ days (b) ........................................        52,362          55,789          39,818
                                                        -----------     -----------     -----------
  Total delinquent loans ............................   $    94,005     $   110,696     $    80,675
                                                        ===========     ===========     ===========

Delinquencies as a percentage of total loans ........          0.91%           1.10%           0.81%
                                                        ===========     ===========     ===========

NON-PERFORMING ASSETS
Non-accrual loans:
  Residential one-to-four units .....................   $    33,827     $    43,210     $    22,494
  Residential one-to-four units-- subprime ..........        31,540          31,166          25,737
  Other .............................................         4,305           2,668           3,054
                                                        -----------     -----------     -----------
    Total non-accrual loans .........................        69,672          77,044          51,285
Troubled debt restructure-- below market rate (c) ...           203             203             204
Real estate acquired in settlement of loans .........        13,528          15,366           8,366
Repossessed automobiles .............................            16              19              37
                                                        -----------     -----------     -----------
  Total non-performing assets .......................   $    83,419     $    92,632     $    59,892
                                                        ===========     ===========     ===========

Non-performing assets as a percentage of total assets          0.75%           0.83%           0.55%
                                                        ===========     ===========     ===========

(a) Reflected the change in fair value from date of interest rate lock commitment to date of origination.
(b) All 90 day or greater delinquencies are on non-accrual status and reported as part of non-performing assets.
(c)  Represented a single residential one-to-four unit loan.